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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2001





                              BELCO OIL & GAS CORP.
             (Exact name of Registrant as specified in its charter)

                NEVADA                                 1-14256                              13-3869719
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

     767 FIFTH STREET, 46TH FLOOR
          NEW YORK, NEW YORK                                                                  10153
         (Address of principal                                                              (Zip code)
          executive offices)


       Registrant's telephone number, including area code: (212) 644-2200




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ITEM 5. OTHER EVENTS.

         Belco Oil & Gas Corp. ("Belco") has prepared certain updated reserve and acreage information in connection with its proposed merger with Westport Resources Corporation. The following information will be included in an amendment to Belco's registration statement on Form S-4 with respect to the merger.

RESERVE INFORMATION AT JUNE 30, 2001

         At June 30, 2001, Belco had estimated proved reserves of 637 Bcfe with pre-tax future net revenues discounted at 10% of $837 million based on NYMEX prices of $26.23 per barrel of oil and $3.22 per Mmbtu of natural gas. As of June 30, 2001, Belco held or controlled approximately 1.6 million gross (648,377 net) undeveloped acres.

    The following table sets forth information, as of June 30, 2001, with respect to Belco's estimated net proved reserves by operating area. Miller and Lents, Ltd., its independent petroleum engineers, made independent estimates covering approximately 88% of Belco's net equivalent Mcf reserves and confirmed Belco's estimates are in accordance with the Securities and Exchange Commission's guidelines.

                   ESTIMATED PROVED RESERVES AT JUNE 30, 2001

                                                    GAS       PERCENT OF
                          OIL          GAS       EQUIVALENT     PROVED
                        (MBBLS)      (MMCF)(1)     (MMCFE)     RESERVES
                       ----------   ----------   ----------   ----------
Rocky Mountains ....        6,122      122,519      159,251           25%
Gulf Coast .........        1,197      152,649      159,831           25%
Permian Basin ......       29,583       43,310      220,808           35%
Mid-Continent ......       10,562       33,609       96,981           15%
                       ----------   ----------   ----------   ----------
          Total ....       47,464      352,087      636,871          100%
                       ==========   ==========   ==========   ==========

----------

(1) Includes natural gas liquids.

     The following table sets forth information with respect to Belco's estimated net proved oil and natural gas reserves as of June 30, 2001. Information in this report as of June 30, 2001 relating to Belco's estimated net proved oil and natural gas reserves and the estimated future net revenues attributable thereto is based upon estimates prepared by in-house engineers and the audit review of such estimates performed by Miller and Lents, Ltd., independent petroleum engineers. All calculations of estimated net proved reserves have been made in accordance with the rules and regulations of the Securities and Exchange Commission and, except as otherwise indicated, give no effect to federal or state income taxes otherwise attributable to estimated future net revenues from the sale of oil and natural gas. The present value of estimated future net revenues has been calculated using a discount factor of 10%.



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
                                                                         AS OF JUNE 30, 2001
                                                           ------------------------------------------
                                                              PROVED        PROVED
                                                             DEVELOPED    UNDEVELOPED        TOTAL
                                                           ------------   ------------   ------------
Estimated Proved Reserves:
  Gas (Mmcf) ...........................................        239,619        112,468        352,087
  Oil (Mbbls) ..........................................         35,727         11,737         47,464
          Total Gas Equivalents (Mmcfe) ................        453,981        182,890        636,871
Estimated Future Net Revenue before Income Taxes
(in millions)(1) .......................................   $      1,089   $        380   $      1,469
                                                           ============   ============   ============
Present Value of Estimated Future Net Revenues
  before Income Taxes (discounted at 10% per
  annum) (in millions)(1) ..............................   $        629   $        208   $        837
                                                           ============   ============   ============

----------

(1) Estimated future net revenue before income taxes represents estimated future gross revenue to be generated from the production of proved reserves, net of estimated production and future development costs, based on NYMEX prices at closing of business on June 29, 2001 of $3.22 per Mmbtu of gas and $26.23 per barrel of oil without giving effect to commodities price risk management activities accounted for as hedges.

ACREAGE INFORMATION AT JUNE 30, 2001

    The following table sets forth, as of June 30, 2001, the gross and net acres that Belco owned, controlled or had the right to acquire interests in both developed and undeveloped acreage. Developed acreage refers to acreage within producing units and undeveloped acreage refers to acreage that has not been placed in producing units. "Gross" acres refers to the total number of acres in which Belco own a working interest. "Net" acres refers to gross acres multiplied by Belco's fractional working interest.


                                                                        DEVELOPED                 UNDEVELOPED(1)
                                                               ---------------------------   ---------------------------
                                                                   GROSS          NET           GROSS           NET
                                                               ------------   ------------   ------------   ------------
                               Rocky Mountains:
                                 Green River Basin .........          5,726            604        538,891        141,575
                                 Moxa Arch Trend ...........         33,413         19,632         27,414         16,426
                                 Wind River Basin ..........          1,917            718        273,883        102,844
                                 Big Horn Basin ............         11,198         10,876        310,351        144,185
                                 Denver-Julesburg Basin ....        207,365          2,298         76,524         36,689
                                 Montana ...................             --             --          6,429          4,452
                               Permian Basin ...............         99,508         51,062            660            566
                               Mid-Continent Region:
                                 Oklahoma ..................        120,684         39,843         34,963         15,278
                                 North Texas ...............         23,093         10,302            640            320
                                 Kansas ....................         37,649         31,628          8,256          7,693
                                 North Dakota ..............         15,440          8,811         88,896         70,257
                                 Michigan ..................          1,778            520          5,402            717
                               Gulf Coast/Other:
                                 Texas-Giddings Field ......        109,173         42,115         73,072         24,091
                                 Louisiana .................         19,290          9,139         75,902         61,323
                                 Arkansas ..................            291            289          3,620          2,540
                                 Gulf Coast ................         11,884          8,816         36,184         19,421
                                 New Mexico ................            320            160             --             --
                                                               ------------   ------------   ------------   ------------
                                         Totals ............        698,729        236,813      1,561,087        648,377
                                                               ============   ============   ============   ============


----------

(1) Leases covering less than half of the undeveloped acreage will expire within the next three years. However, we expect to evaluate this acreage prior to its expiration. Our leases generally provide that the leases will continue past their primary terms if oil or gas in commercial quantities is being produced from a well on such leases.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         23.1     Consent of Miller and Lents, Ltd.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BELCO OIL & GAS CORP.



                                              By: /s/ Joe Callaway
                                                 ------------------------------
                                              Name:  Joe Callaway
                                                   ----------------------------
                                              Title:  Vice President
                                                    ---------------------------



Date:  July 23, 2001


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                                  EXHIBIT INDEX

         23.1     Consent of Miller and Lents, Ltd.